UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 20, 2022

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Dear Shareholders,

I wanted to take the time to write to you and update you on several things going on corporately at Alpine 4 Holdings and our subsidiaries:

Hurricane Update – Subsidiary Companies in Fort Myers, Florida

As you know from my last letter, our two subsidiaries that are located in Fort Myers, Florida (Alternative Laboratories and Thermodynamics International), were largely unscathed from the hurricane that struck the area in late September. Our facilities remained intact, and power, water, and other utilities necessary to perform work have now been restored. I am thrilled to say that all of our employees are now accounted for, and most of them are back at work. That being said, this traumatic event has taken a toll on the emotional and physical well-being of most citizens of the area, and our employees have suffered from this as well. While events like this do have a sobering effect on us, the outpouring of support for the Fort Myers community from our shareholders is nothing short of amazing. For those of you who took the time to write to them and support them with your resources and finances, we as a Company are grateful for your dedication to helping those who are most in need. I know I speak for all of our 514 employees nationwide when I say thank you!

Litigation Status -- Resolutions since the last update provided in the latest 10-Q filing

In the matter of the Company’s subsidiary Excel Fabrication, LLC (“Excel”), Case Number CV42-20-2246, Plaintiff Excel claimed tortious interference and trade secret violations by the Defendant Fusion Mechanical, LLC. In September 2022, Excel agreed to enter into a Confidential Settlement and Release Agreement with Fusion Mechanical, LLC, in exchange for terms that Excel judged beneficial to its future interests. On September 29th, 2022, at the request of the parties, the case was dismissed.

In the matter of the Company’s subsidiary Horizon Well Testing, LLC (“Horizon”), Case Numbers CJ-2021-4316, CJ-2021-4315, and CJ-2021-4314, Defendant Horizon was sued by three former employees of Horizon, claiming unjust enrichment and breach of contract, claims which Horizon believed to be frivolous. One plaintiff has accepted a settlement based on a buyout of his 37,500 shares in Company stock for $24,375, and at the time of this update, the other two plaintiffs are exploring setting their cases with similar buyout agreements.

Also, in a matter involving the Company’s subsidiary Horizon Well Testing, LLC (“Horizon”), Case No.2:20-cv-01679-DJH, Plaintiff Horizon claimed breach of contract against the original owner of the Company Alan Martin, and tortious interference claims against former Horizon employees DG Belcher and Jason Huffaker. While the case against Mr. Huffaker was previously dismissed for lack of jurisdiction, in September 2022, the court granted the Company a default judgment against Mr. Belcher in the amount of $4,010,000. In that same opinion of the court, the judge struck Horizon’s claims against Mr. Martin while preserving Mr. Martin’s counterclaims, about which the parties are in discussion as to the next steps.

In the matter involving the Company as plaintiff against Fin Capital LLC (“Fin”) and Grizzly Research LLC (“Grizzly”), Case number 2:21-cv-00886-MTL, alleging securities fraud, tortious interference, and libel slander against Fin and Grizzly for disseminating false and misleading statements in order to manipulate the Company’s stock, in August 2022 the court granted Grizzly’s and Fin’s motion to dismiss Company’s case against them. The Company is in consultation with counsel about other claims that Company might pursue against Fin and Grizzly.

New State of the Art Production Facility for Quality Circuit Assembly, Inc (QCA)

In June 2022, the Company’s subsidiary, QCA, entered into a new lease agreement for a new facility located in San Jose, CA. QCA has done an impressive job with landing customers like Rivian and other well-funded high tech companies in Silicon Valley. This new facility will add a breath of new capabilities for QCA and will be considered a gold standard for electronics manufacturing in Northern California. The building is currently being modified, and QCA expects to move into this building by June 30th, 2023.

United States Location Selected for a Pilot Solid-State Battery Manufacturing Line

For the past eight months, the Company has been actively pursuing a location to build our US-based solid-state battery facility. This past June, Alpine 4 and its subsidiaries, Quality Circuit Assembly, Inc (QCA) and Elecjet, took a big step forward in our goals to bring manufacturing of its AX class of Solid-State Batteries to the United States by choosing San Jose, CA, as its location to build its initial pilot manufacturing line. This will be done in conjunction with QCA and their ITAR and AS91000-D certifications. This location will provide military and aerospace certifications for our AX Class of Solid-State Batteries and open up the Company to two very lucrative markets. With regards to choosing a location for a larger production facility, the Company will wait until mid-2023 to make that decision, as we are waiting on input from interested municipalities and local governments.

In closing, it isn’t lost on us that the current economic conditions have been turbulent, and the effects on the market have been strenuous. However, Alpine 4 and our subsidiaries are making great strides forward in executing our business plan, and we look forward to sharing our future successes with you as we close out 2022 and move into 2023.

Best regards,

Kent B. Wilson
CEO / President / Founder

Forward-Looking Statements: Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. The information disclosed in this press release is made as of the date hereof and reflects Alpine 4 most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Alpine 4 disclaims any intention or obligation to update the forward-looking statements for subsequent events.
Other factors that may affect our businesses include global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses' global supply chains and strategies; market developments or customer actions that may affect demand and the financial performance of major industries and customers we serve, such as secular, cyclical and competitive pressures in our Technology, Construction and Manufacturing businesses; pricing, the timing of customer investment and other factors in these markets; demand for our products or other dynamics related to the COVID-19 pandemic; conditions in key geographic markets; and other shifts in the competitive landscape for our products and services; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation and the effects of tax law changes; our decisions about investments in research and development, and new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity, or data security breaches at Alpine 4, our subsidiaries or third parties; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated in our Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:    /s/ Kent B. Wilson
    Kent B. Wilson
    Chief Executive Officer, President
    (Principal Executive Officer)

Date: October 20, 2022